UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2025

Sera Prognostics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40606	26-1911522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2749 East Parleys Way Suite 200
Salt Lake City, Utah		84109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 990-0520

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Sera Prognostics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) via live audio webcast on the Internet. Of the 36,701,381 shares of Class A common stock, par value $0.0001 per share, issued and outstanding and eligible to vote as of the record date of April 9, 2025, a quorum of 24,314,265 shares, or 66.2% of the eligible shares, was present at the meeting or represented by proxy.

At the Annual Meeting, the stockholders: (1) elected each of Jane F. Barlow, M.D. and Mansoor Raza Mirza, M.D. to the Company’s Board of Directors as a Class I director for a term of three years to serve until the 2028 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal (“Election of Directors”); and (2) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Auditor Ratification”). A more complete description of each of these matters is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2025.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-votes
Jane F. Barlow, M.D.	14,420,152	4,895,002	4,999,111
Mansoor Raza Mirza, M.D.	14,351,738	4,963,416	4,999,111

2. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
24,311,571	2,691	3	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERA PROGNOSTICS, INC.

Date:	June 5, 2025	By:	/s/ Austin Aerts
Austin Aerts Chief Financial Officer